UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2006

KEY HOSPITALITY ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	6770	20-2742464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Becker Farm Road
Roseland, New Jersey 07068
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (973) 992-3707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

Maxim Group LLC, the lead managing underwriter for the initial public offering of Key Hospitality Acquisition Corporation (the “Company”) which was consummated on October 28, 2005, has notified the Company that, commencing on January 18, 2006, the holders of the Company’s units may separately trade the common stock and warrants included in such units.

A copy of the Press Release issued by the Company announcing the separate trading of the securities underlying the units is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

99.1     Press Release dated January 17, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY HOSPITALITY ACQUISITION CORPORATION

Dated: January 17, 2006	By:	/s/ Jeffrey S. Davidson
Jeffrey S. Davidson
Co-Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number   Description

99.1  Press Release dated January 17, 2006